                                 EXHIBIT 24(b)
                              POWERS OF ATTORNEY

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS

The Undersigned, James Miller, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 7th day of December, 1998

/s/ James Miller
----------------                                -------------
      James Miller                                 Witness
Member, Board of Directors

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

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, John Miller, Jr., Vice President and Comptroller of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned's behalf as Vice President and Comptroller of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Vice President and Comptroller of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 7th day of December,
1998

/s/ John Miller, Jr.
---------------------                   -------------
John Miller, Jr.                            Witness
Vice President and
Comptroller

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

The Undersigned, Edward M. Kline, Vice President and Treasurer of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and authority to take any and all action and execute any and all instruments on the Undersigned's behalf as Vice President and Treasurer of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, (collectively, the "Acts") and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Vice President and Treasurer of MML Bay State to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MML Bay State separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

       MML Bay State Variable Annuity Separate Account 1
       MML Bay State Variable Life Separate Account I
       MML Bay State Variable Life Separate Account II
       MML Bay State Variable Life Separate Account III
       MML Bay State Variable Life Separate Account IV
       MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 7th day of December, 1998

/s/ Edward M. Kline
----------------------                       -------------
Edward M. Kline                                  Witness
Vice President and
Treasurer


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